UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2026
Quad/Graphics, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	001-34806	39-1152983
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

N61 W23044 Harry’s Way, Sussex, Wisconsin 53089-3995
(Address of principal executive offices, including zip code)

(414) 566-6000
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR §230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR §240.14a-12)
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR §240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR §240.13e-4(c))
Securities registered pursuant to 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.025 per share	QUAD	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On May 20, 2026, the Company held its 2026 annual meeting of shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders voted on the following proposals:

•The election of all nine director nominees to the Company’s Board of Directors for a one-year term to expire at the Company’s 2027 annual meeting of shareholders; and
•An advisory vote to approve the compensation of the Company’s named executive officers.

As of the March 18, 2026 record date for the determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting, 37,588,767 shares of the Company’s class A common stock were outstanding and eligible to vote with an aggregate 37,588,767 votes; and 13,261,983 shares of the Company’s class B common stock were outstanding and eligible to vote with an aggregate of 132,619,830 votes. Approximately 90.0% of all votes were represented at the Annual Meeting in person or by proxy. The following are the final votes on the matters presented for shareholder consideration at the Annual Meeting:

Election of Directors

The shareholders elected Douglas P. Buth, Beth-Ann Eason, Dr. Kathryn Quadracci Flores, John C. Fowler, Stephen M. Fuller, Christopher B. Harned, Melanie A. Huet, J. Joel Quadracci and Jay O. Rothman as directors for a one-year term to expire at the Company’s 2027 annual meeting of shareholders. The results of the vote were as follows:

	For		Withheld		Broker Non-Votes
Name	Votes	Percentage(1)	Votes	Percentage	Votes	Percentage(2)
Douglas P. Buth	140,352,377	91.68%	12,743,017	8.32%	—	N/A
Beth-Ann Eason	144,066,002	94.10%	9,029,392	5.90%	—	N/A
Kathryn Quadracci Flores	144,066,632	94.10%	9,028,762	5.90%	—	N/A
John C. Fowler	140,966,758	92.08%	12,128,636	7.92%	—	N/A
Stephen M. Fuller	142,429,653	93.03%	10,665,741	6.97%	—	N/A
Christopher B. Harned	144,244,189	94.22%	8,851,205	5.78%	—	N/A
Melanie A. Huet	142,449,408	93.05%	10,645,986	6.95%	—	N/A
J. Joel Quadracci	143,913,452	94.00%	9,181,942	6.00%	—	N/A
Jay O. Rothman	145,034,560	94.73%	8,060,834	5.27%	—	N/A

Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers

The shareholders approved the compensation of the Company’s named executive officers. The results of the advisory vote were as follows:

For		Against		Abstain		Broker Non-Votes
Votes	Percentage(1)	Votes	Percentage	Votes	Percentage(2)	Votes	Percentage(2)
150,061,993	98.05%	2,987,029	1.95%	46,372	N/A	—	N/A
_______________
(1)Based on a total of all votes received and eligible to be counted as voted on this proposal at the Annual Meeting.
(2)“N/A” means that abstentions and/or broker non-votes do not have any effect on the voting results on this proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 22, 2026

QUAD/GRAPHICS, INC.

		By:	/s/ Dana B. Gruen
Dana B. Gruen
General Counsel, Corporate Secretary and Chief Risk & Compliance Officer

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